Exhibit 99.4

Kerr-McGee Corporation

Oil and Gas Derivatives

As of January 26, 2005

	2004
	First Quarter		Second Quarter		Third Quarter			Fourth Quarter
	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD		Avg Price/Collar	BOPD
Crude Oil ($/Barrel)
Fixed-price swaps (WTI)	$29.03	52,352	$28.23	54,300	$27.93	65,882		$28.54	68,015

Fixed-price swaps (Brent)	$26.76	49,286	$26.27	51,800	$26.45	46,850		$26.71	52,000

Costless collars (WTI)	—	—	—	—	—	—		—	—

Three-way Collars (NYMEX)	—	—	—	—	$24.38 - $27.71	4,000	(2)	$24.38 - $27.71	4,000	(2)
Three-way average floor					$19.25			$19.25

Total		101,638		106,100		116,732			124,015

	2004
	First Quarter		Second Quarter		Third Quarter			Fourth Quarter
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D		Avg Price/Collar	MMBtu/D
Natural Gas ($/MMBtu) (1)
Fixed-price swaps (NYMEX)	$5.33	195,000	$4.74	565,000	$4.89	807,663		$4.96	870,000

Fixed-price swaps (NWPRM)	—	—	—	—	$3.33	30,000		$3.33	30,000

Costless collars (NYMEX)	$4.48 - $6.00	85,000	—	—	$3.70 - $4.00	44,674	(2)	$3.70 - $4.00	44,674	(2)
	$4.64 - $7.00	50,000
	$4.71 - $7.50	50,000
	$5.00 - $6.74	50,000
	$5.00 - $6.06	100,000
	$5.00 - $6.01	25,000

Three-way collars (NYMEX)	—	—	—	—	$4.00 - $5.00	10,000	(2)	$4.00 - $5.00	10,000	(2)
Three-way average floor					$3.15			$3.15

Total		555,000		565,000		892,337			954,674

	2004
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D
Basis swaps versus NYMEX ($/MMBtu) (1)
CIG	$0.62	120,000	$0.59	46,703	$0.65	75,000	$0.68	161,196
CIG	—	—	—	—	—	—	$0.80	3,316	(2)
NWPRM	$0.20	15,000	$0.20	15,000	$0.38	25,000	$0.44	31,630
NWPRM	—	—	—	—	—	—	$0.78	16,576	(2)

Total		135,000		61,703		100,000		212,718

Notes:

MMBtu/D = million British thermal units per day

NWPRM = Northwest Pipeline Rocky Mountain Index

(1)       Derivative transactions are on a million Btu (MMBtu) basis.  Kerr-McGee reports production/sales on a MCF basis.  The conversion rate is 1.080 MMBtu to 1 MCF.

(2)       Derivatives that have not been designated as hedges or that do not qualify for hedge accounting treatment.

For further disclosure regarding accounting treatment of derivatives, please refer to the Quarterly Report on Form 10-Q for the third quarter 2004, filed on November 9, 2004.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee’s current derivative contracts.  These derivative contracts were entered into based on projected production volume forecasts.  These forecasts are estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

As of February 23, 2005

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD	Avg Price/Collar	BOPD
Crude Oil ($/Barrel)
Hedge
Fixed Price Swaps (WTI)	$29.23	3,000	$29.23	3,000	$29.23	3,000	$29.23	3,000	—	—
	$43.78	4,589	$43.78	7,000	$43.78	7,000	$43.78	7,000	—	—

Fixed Price Swaps (Brent)	$41.03	16,000	$41.03	16,000	$41.03	16,000	$41.03	16,000	—	—

Costless Collars (WTI)	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$28.50 - $31.89	14,000	$27.00 - $30.58	19,000
	$40.00 - $49.18	10,089	$40.00 - $49.05	12,500	$40.00 - $49.05	12,500	$40.00 - $49.05	12,500	—	—

Costless Collars (Brent)	$38.00 - $48.38	13,778	$38.00 - $48.48	15,500	$38.00 - $48.48	15,500	$38.00 - $48.48	15,500	—	—

Non-hedge
Three-way Collars (WTI)	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.23	5,000	$25.00 - $28.65	2,000
Three-way Average Floor	$20.93		$20.93		$20.93		$20.93		$20.88
		66,456		73,000		73,000		73,000		21,000

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D
Natural Gas ($/MMBtu)
Hedge
Fixed Price Swaps (NYMEX)	$4.42	55,000	$4.42	55,000	$4.42	55,000	$4.42	55,000	—	—
	—	—	$6.29	150,000	$6.29	150,000	$6.29	50,544	—	—

Costless Collars (NYMEX)	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$5.00 - $6.25	280,000	$4.75 - $5.50	340,000
	$6.50 - $10.31	225,000	$6.00 - $7.33	195,000	$6.00 - $7.33	195,000	$6.00 - $7.33	65,707	—	—

Non-hedge
Costless Collars (NYMEX)	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	$4.09 - $5.57	60,000	—	—

Three-way Collars (WTI)	—	—	—	—	—	—	—	—	$4.00 - $6.00	20,000
Three-way Average Floor									$3.04
		620,000		740,000		740,000		511,251		360,000

	2005								2006
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D	Avg Price/Collar	MMBtu/D
Basis swaps versus NYMEX ($/MMBtu)
Hedge
CIG	$0.39	20,000	$0.61	50,000	$0.61	50,000	$0.51	21,109	—	—
NWPL	$0.43	25,000	$0.62	67,500	$0.62	67,500	$0.54	39,321	—	—
HSC			$0.13	70,000	$0.13	70,000	$0.13	23,587	—	—

Non-hedge
CIG	$0.71	175,000	—	—	—	—	—	—	$0.39	20,000
NWPL	$0.71	70,000	—	—	—	—	—	—	$0.20	15,000
HSC	$0.35	54,500	—	—	—	—	$0.33	13,261	—	—
		344,500		187,500		187,500		97,278		35,000

Acquired in the Westport merger

Placed by Kerr-McGee in connection with the Westport merger

(1)  Derivative transactions are on a million Btu (MMBtu) basis.  Kerr-McGee reports production/sales on a MCF basis.  The conversion rate is 1.095 MMBtu to 1 MCF.

Certain collars are presented on a weighted-average basis.  Actual collar prices may differ.

** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee’s current derivative contracts.  These derivative contracts were entered into based on projected production volume forecasts.  These forecasts are estimated projections that may or may not occur in the future, and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided.  Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee’s Annual Report on Form 10-K and other SEC filings.  Actual results and developments may differ materially from those expressed or implied in this statement.  Therefore, the information contained in this statement may not be accurate.  Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.